Supplement Dated January 19, 2018

To the Prospectus and Statement of Additional Information,

each dated May 1, 1996, as amended

Voya Extra Assets

Issued by Voya Retirement Insurance and Annuity Company

Through its Variable Annuity Account B

This supplement updates the Prospectus and Statement of Additional Information (“SAI”) for your variable annuity contract and any subsequent supplements thereto. Please read it carefully and keep it with your copy of the Prospectus and SAI for future reference. If you have any questions, please call Customer Service at 1-800-366-0066.

Important Information About the Janus Aspen Series Portfolios

The following information only affects you if you currently invest in or plan to invest in the subaccounts that correspond to the Janus Aspen Enterprise Portfolio and the Janus Aspen Flexible Bond Portfolio.

The Janus Aspen Enterprise Portfolio and the Janus Aspen Flexible Bond Portfolio are renamed Janus Henderson Enterprise Portfolio and Janus Henderson Flexible Bond Portfolio, respectively.  Accordingly, all references in your current prospectus to the Janus Aspen Enterprise Portfolio and the Janus Aspen Flexible Bond Portfolio are replaced with Janus Henderson Enterprise Portfolio and Janus Henderson Flexible Bond Portfolio.

X.76002-17GW	January 2018